<EX-32>
                                                    Exhibit 32
       CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO
         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

In connection with the Quarterly Report of Calloway's Nursery, Inc. (the "Company") on Form 10-Q for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2003, that:

     (1)  The Report fully complies with the requirements of
          section 13(a) or 15(d) of the Securities Exchange
          Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

                                   Dated:    February 13, 2004

                                   CALLOWAY'S NURSERY, INC.

                                   /s/ James C. Estill
                                   James C. Estill
                                   Chief Executive Officer

                                   /s/ Daniel G. Reynolds
                                   Daniel G. Reynolds
                                   Chief Financial Officer